Exhibit 99.1

Impax Laboratories, Inc. (IPXL.PK) "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical, these statements are forward- looking in nature and express the beliefs and expectations of management. Such statements are based on management's current expectations and are subject to a number of known and unknown risks and uncertainties that could cause Impax's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, possible adverse effects resulting from the delisting of and suspension of trading in Impax's stock, the SEC proceeding to determine whether to suspend or revoke the registration of Impax's securities under section 12 of the Securities Exchange Act, Impax's delay in filing its periodic reports subsequent to its Form 10-Q for the third quarter of 2004, the time that will be required to complete the filing of Impax's delinquent periodic reports, Impax's ability to obtain sufficient capital to fund its operations, the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, Impax's ability to successfully develop and commercialize pharmaceutical products, Impax's reliance on key strategic alliances, the uncertainty of patent litigation, the availability of raw materials, the regulatory environment, dependence on patent and other protection for innovative products, exposure to product liability claims, fluctuations in operating results and other risks detailed from time to time in Impax's filings with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and Impax undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Note: All product sales data included herein are derived from data published by Wolters Kluwer Health for the 12 months ending March 31, 2008, except for the veterinary product Carprofen, which are derived from data published by Market Dynamics for the 12 months ending December 31, 2004. Trademarks referenced herein are the property of their respective owners. (c)2008 Impax Laboratories, Inc.

10-K Filing Timeline 2004 - 2007 Audits 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q -------------2005------------- ------------------2006------------------ --------------------2007---------------------2008------ * Company estimate and there is necessarily some degree of uncertainty inherent in estimate.

Overview Technology-based specialty pharmaceutical company More than 160 R & D experts focused on formulating products that do not infringe existing patents Generic - Concentration on First-to-File, First-to-Market opportunities Brand - 505 (b)(2) NDA Candidates focused on CNS Significant commercial product portfolio and pipeline

Patented Techniques and Know-How United States Foreign 7 12 United States Foreign 9 40 Patents Issued Pending Applications

Substantial Development and Drug Delivery Capabilities Approved ANDAs Pending at FDA Under Development East 44 20 51 US Product Sales 20 51 44 115 Generic Products Approved, Pending or Under Development Targeting over $36 Billion in US Product Sales $7B $20B $9B

Technological Edge Corepharma Ranbaxy Nostrum Mallinckrodt Dr Reddy's Sun/Taro Apotex/Torpharm KV Actavis/Abrika Barr Sandoz/Lek Teva/Ivax Watson/Andrx Mylan 3 3 3 3 3 4 5 8 9 10 12 12 12 12 15 CR Filers With at Least 3 Approvals

R&D Highlights

Received 6 FDA approvals for 2007 – generic versions of:
CORZIDE® 40/5mg, 80/5mg
DITROPAN XL® 5,10mg
XANAX® XR 0.5,1,2,3mg
LOPID® 600mg
PERSANTINE® 25,50,75mg
BACLOFEN 10,20mg

Received 3 FDA approvals for 2008 – generic versions of:
MYSOLINE® 50,250mg
PHENERGAN® 12.5,25mg
TRICOR® 54, 160mg

IMPAX™ LABORATORIES, INC.
May 2008
8

R&D Highlights

Launched 5 new products for 2007 – generic versions of:
COLESTID® Tablets 1g
URECHOLINE® 5,10,15,20,25mg
DITROPAN XL® 5,10mg
CORZIDE® 40/5mg, 80/5mg
PERSANTINE® 25,50,75mg

Launched 2 new products for 2008 – generic versions of:
MYSOLINE® 50,250mg
PHENERGAN® 12.5,25mg

IMPAX LABORATORIES, INC.
May 2008
9

Research and Development Strategy

Formulation Expertise Applied Technology Products Branded Products CNS Products Generic Products First-to-File First-to-Market Limited Competition Candidates

Technology State-of-the art formulation techniques Diverse oral-solid formulation capabilities Targeting products with limited competition Controlled release projects where our substantial experience allows us to formulate around existing patents Specialty formulation projects where we focus on difficult-to-formulate, difficult-to-manufacture product opportunities Brand products improving on marketed products Focused on CNS

Outsourced Product Development Complements (and leverages) internal programs Directed programs 4 offshore companies 1 domestic company 12 projects outsourced 5 already submitted and 4 approved

Substantial and Growing Manufacturing Capacity Hayward operations 1.2 billion unit annual capacity Taiwan plant underway Initial phase - 50% increase Fully approved and operational early 2010

Taiwan Construction $25 million capital budget All production for export to the US Will be one of only a few FDA approved dosage form plants in Asia

Generic Target Market CR IR 48 25 Pending Approved Underdevelopment 23 44 50 Immediate & Controlled Release Pending & Under Development ANDAs Number of Products Under Development 51 = $20B Pending 20 = $9B Approved 44 = $7B Market: US Market size in billions of US $ IR 24 = $4B CR 47 = $25B

Paragraph-IV Generic Products

26 Filings

Impax Project	Generic of*	Est. Filing Order**	Initial Filing
Omeprazole 10,20,40mg DR	PRILOSEC® (AZN)	5th of 10 total	4Q99
Bupropion 100,150mg ER	WELLBUTRIN® SR (GSK)	3rd of 5 total	2Q00
Bupropion 150mg ER	ZYBAN® (GSK)	2nd of 4 total	2Q00
Fenofibrate 67,134,200mg	LOFIBRA® (Gate/Teva)	2nd of 2 total	2Q00
Loratadine & PSE 10/240mg ER	CLARITIN-D® 24 hr (SGP)	2nd of 3 total	3Q00
Loratadine 10mg ODT	CLARITIN® Reditab (SGP)	3rd of 3 total	4Q00
Loratadine & PSE 5/120mg ER	CLARITIN-D® 12 hr (SGP)	1st of 2 total	4Q00
Metformin 500mg ER	GLUCOPHAGE XR® (BMS)	2nd of 15 total	3Q01[1]
Fexofenadine & PSE 60/120mg ER	ALLEGRA-D® (AVE)	2nd of 5 total	4Q01
Oxycodone 80mg ER	OXYCONTIN® (PUR)	3rd of 6 total	4Q01
Oxycodone 10,20&40mg ER	OXYCONTIN® (PUR)	3rd of 6 total	2Q02
Fenofibrate 54,160mg	TRICOR® Tablet (ABT)	2nd of 4 total	3Q02
Methylphenidate 18,27,36&54mg ER	CONCERTA® (Alza/JNJ)	1st of 2 total	4Q02[2]

* Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data.

[1] Paragraph IV cert. & notice filed 4Q02. Products in Teal are marketed. White background means TA/FA received

IMPAX LABORATORIES, INC.

May 2008

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Paragraph-IV Generic Products

Impax Project	Generic of*	Est. Filing Order**	Initial Filing
Carbidopa/Levodopa ER	SINEMET® CR (BMS)	2nd of 4 total	4Q02
Carprofen 25,75 &100mg (Vet)	RIMADYL® (Pfizer)	1st of 2 total	4Q02
Bupropion 200mg ER	WELLBUTRIN® SR (GSK)	1st of 2 total	1Q03
Oxybutynin 5,10,15mg ER	DITROPAN XL® (Alza/JNJ)	2nd of 2 total[3]	2Q03
Amphetamine 5,10,15,20,25&30mg ER	ADDERALL XR® (Shire)	2nd of 5 total	3Q03
Metformin 750mg ER	GLUCOPHAGE XR® (BMS)	5th of 10 total	4Q03
Bupropion 150&300mg ER	WELLBUTRIN XL® (GSK)	3rd of 4 total	4Q04
Colestipol 1gm	COLESTID® Tablet (Pfizer)	1st	4Q04[2]
Venlafaxine 37.5,75&150mg ER	EFFEXOR XR® (Wyeth)	2nd of 6 total	4Q05
Undisclosed			3Q06
Divalproex 250,500mg ER	DEPAKOTE® ER (ABT)	8th of 8 total	1Q07
Oxymorphone 5,10,20,40mg SR	OPANA® ER (Endo/Penwest)	1st of 2 total	4Q07[4]
Tolterodine Tartrate Cap 4mg ER	DETROL® LA (Pfizer)	2nd of 2 total	4Q07

* Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data.
2 Paragraph IV certification and notice filed 3Q05.
3 First to file on 15 mg strength.
4 May be entitled to an earlier date.

IMPAX LABORATORIES, INC.
May 2008
18

Paragraph-IV Litigation Status Project Litigation Status Omeprazole 10, 20 & 40mg DR May 2007 trial court decision that Impax product infringes; patent not invalid. On appeal to the CAFC. Fexofenadine & PSE ER No trial date scheduled. Venlafaxine 37.5, 75, 150mg ER Trial scheduled July 2008. Divalproex 250,500mg ER Settlement effective May 7, 2008. Oxymorphone 5,10,20,40mg SR Suit filed November 2007. Tolterodine Tartrate Cap 4mg ER Suit filed March 2008.

Commercial Strategy Competitive advantages - How we are different Broad-based Approach Multiple commercial outlets in uniquely diverse categories Customer focus Product selection - provide customers with generics that are somewhat unique Equally responsive to near-term customer needs and long- term customer partnerships Inventories maintained to meet customer demand

Commercial Strategy Primary Commercial Outlets: (Generic) Highly experienced generic field sales organization currently supplying ALL major U.S. generic purchasers Fully integrated internal customer service organization; including electronic commerce (EDI, electronic chargeback processing, etc.) with all major U.S. trading partners. (Brand) Fully functioning CNS sales organization (6 regional managers; 66 medical sales representatives and internal marketing support organization) actively calling on High Prescribing Neurologists nationwide.

Commercial Strategy -Strategic Alliances- Supplemental Commercial Outlets: TEVA - 12 products, 9 launched (only 22% of all 41 marketed products) DAVA - Oxycodone (OXYCONTIN(r)) 2nd Marketing period concluded Opportunistic Only if and when valuable

Generic Sales Capability 62 Partnered 14 Global and Partnered Products Number of Marketed Products (SKU's)

Brand Projects

Brand Projects Improved versions of marketed products Same R & D platform Clinical development Focused on CNS Smaller, more concentrated addressable market NDA Pending In Clinical Evaluation Development 1 1 2 Under Development 2 NDA Pending 1 In Clinical Evaluation 1 Product Pipeline

Branded Products Pipeline IPX056 Under clinical evaluation Clinical study targeted completion 2008 Data analysis and NDA submission target 2009 IPX066 Clinical evaluation in 2008/2009 Replaces current formulation of Vadova(tm) Next generation Carbidopa/Levodopa product Expect to have more significant and measurable patient benefit than that of Vadova(tm)

Brand Marketing and Sales 66 Reps calling on targeted neurologists with CARBATROL(r) (Shire) $39 million funding through 6/2009 Physician relationships that will facilitate marketing future internal brand products with Impax

Significant Filing Milestones *Includes amendments to two previously filed applications-not included in 2005 applications filed Filing Goal 2008: 8-10 with focus on controlled-release products 2000/ 2002 2003 2004 2005 2006 2007 2008 (YTD) Applications Filed 24 8 5 10 6 7 PPG IV filings 14 4 1 3* 1 3 IND filings 2 1 NDA filings 1 Approvals (Total) 11 9 11 6 6 6 3 Tentative approval 2 2 1 1 1

Applications Filed and Approved or Pending Approved2 Approved2 Approved2 Approved2 Approved2 Approved2 Filed 2004 2005 2006 2007 2008 Pending Applications Filed1 2003 6 1 3 1 1 Applications Filed1 2004 4 4 See note 3 Applications Filed1 2005 9 1 4 2 2 Applications Filed1 2006 6 2 4 Applications Filed1 2007 7 7 Note 1: Includes only final approvals and only the first ANDA of multiple submissions. 2: Includes only first approved strength if more than one strength in ANDA unless otherwise noted. 3: Wellbutrin XL 150mg still pending. Same ANDA as the 300mg XL ANDA.

Healthy Cash Position - Modest Debt Level Q406 Q107 Q207 Q307 Q407 Q108 East 29.4 47.1 62.5 142.2 143.7 136.6 Q406 Q107 Q207 Q307 Q407 Q108 East 89.6 89.2 86.5 86.1 82.8 82.3 $ Millions Cash and Investments Long-Term Debt Note 1: Significant estimated tax payment made 4Q 2007 totaling approximately $14.3M as NOLs are fully utilized. Note 2: Of the 2007 increase in cash before Cap Ex and tax of over $145 million ~ $85 million is attributable to OxyC.

Strong Management Team Larry Hsu, Ph.D., President & CEO 30 years of experience, Abbott Laboratories, co-founded Impax David Doll, EVP Commercial Operations 20+ years of experience, Merck and Teva Arthur A. Koch, Jr., SVP, CFO 30 years of experience, Strategic Diagnostics, IBAH Inc., KPMG LLC Charles V. Hildenbrand, SVP, Operations 25 years of experience, PF Laboratories, Lederle Laboratories/Wyeth Michael Nestor, President, Brand Products 30 years of experience, Piedmont, NanoBio, Alpharma, Lederle/Wyeth

Strong Platform for Growth Broad-based drug delivery technology Strong product portfolio "Renewable" Strong management team Brand products offer long-term growth driver